VEDDER, PRICE, KAUFMAN & KAMMHOLZ
222 NORTH LASALLE STREET
CHICAGO, ILLINOIS 60601-1003
312-609-7500
FACSIMILE: 312-609-5005

CATHY G. O'KELLY
312-609-7657




July 1, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549

Re: Pacific Innovations Trust
    File Nos. 33-14191 and 811-07863

To the Commission:

Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, on behalf of the above-named Registrant, is a supplement to the prospectus dated May 1, 1998. This supplement is being filed prior to first use. Please call the undersigned if you have any questions regarding this filing.

Very truly yours,


/s/Cathy G. O'Kelly
Cathy G. O'Kelly





                        PACIFIC INNOVATIONS TRUST
                         AGGRESSIVE GROWTH FUND

                        Supplement to Prospectus
                            Dated May 1, 1998

Effective June 22, 1998, an investment management team headed by James Miller, Chief Investment Officer of Quantitative Based Equity Management for Bank of America NT & SA ("Bank of America") is responsible for the day-to-day investment activities of the Fund. Mr. Miller has been associated with Bank of America and its predecessors since 1988. Mr. Miller received his B.S. and M.B.A. degrees from Lehigh University, is a Chartered Financial Analyst, a member of the Association of Investment Management and Research and a former Director of the Investment Analysts Society of Chicago.

Supplement dated June 29, 1998